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Exhibit C


         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Optimum Q Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Optimum Q Funds for the year ended July 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Optimum Q Funds for the stated period.


 /s/ R. Schorr Berman                       /s/ John C. Duane
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R. Schorr Berman                           John Duane
President, Optimum Q Funds                 Treasurer, Optimum Q Funds

Dated:  10/06/03
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Optimum Q Funds for purposes of the Securities Exchange Act of 1934.